Exhibit 10.28


                                PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (the "Agreement") is made as of this 25th day of April, 1996, by and between BANK OF BOSTON CONNECTICUT, a Connecticut savings bank, with its head office located at 31 Pratt Street, Hartford, Connecticut 06103 (the "Bank") and GREENSTEEL, INC., a Delaware corporation with its chief executive office located at 866 North Main Street Extension, Wallingford, Connecticut 06492 ("Pledgor").

                                   WITNESSETH:

     WHEREAS, the Pledgor entered into a certain Master Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), with Bank, pursuant to which Bank, subject to the terms and conditions contained therein, has agreed to make loans and advances and otherwise extend credit to the Borrower; and

     WHEREAS, it is a condition precedent to Bank making any loans or otherwise extending credit to Pledgor under the Credit Agreement that Pledgor execute and deliver to Bank a pledge agreement in substantially the form hereof; and

     WHEREAS, Pledgor wishes to grant pledges, assignments and security interests in favor of Bank as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Pledge of Collateral.

          (a) Pledgor hereby pledges, assigns, grants a security interest in, and delivers to Bank, the collateral listed and described on Schedule A attached hereto, together with the stock powers or other instruments of assignment executed in blank, endorsements, instructions to or approvals by brokers or other financial intermediaries or other book-entry custodians or other instructions or confirmations as may have been requested by Bank as necessary or appropriate for Bank's security interest in such collateral to attach, become perfected, achieve priority over competing claimants and otherwise be preserved as are listed and described on Schedule B attached hereto.

          (b) Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to Bank, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.



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     Section 2. Definitions. The terms "Obligations," "Default" and "Event of
Default" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code (as hereinafter defined) have such defined meanings herein, unless the context otherwise indicates or requires, and the following additional terms shall have the following meanings:

          "Cash Collateral" has the meaning set forth in Section 5 hereof.

          "Cash Collateral Account" has the meaning set forth in Section 5 hereof.

          "Collateral" means the property at any time assigned or pledged to Bank hereunder (whether described herein or not) and all income therefrom, increases therein and products and proceeds thereof, including without limitation that included in Cash Collateral.

          "Time Deposits" has the meaning set forth in Section 5 hereof.

          "Uniform Commercial Code" means the Uniform Commercial Code as is in effect in the State of Connecticut.

     Section 3. Security for Obligations. This Agreement and the security interest in, and assignment and pledge of, the Collateral hereunder are made with and granted to Bank as security for the prompt and complete payment and performance in full of all the Obligations.

     Section 4. Changes Affecting the Collateral. Pledgor represents to Bank that it has made its own arrangements for keeping informed about or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Bank shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Bank may, upon or at any time after the occurrence of an Event of Default, without notice, and at its option, transfer or register the Collateral or any part thereof into its or its nominee's name with or without any indication that such Collateral is subject to the security interest hereunder.

     Section 5. Interest, Dividends, Etc.

          (a) Any sums or other property paid or distributed upon or with respect to any of the Collateral, whether by dividend, interest or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in Section 6 hereof, be paid over and delivered to Bank to be held by Bank as security for the prompt and complete payment and performance in full of all of the Obligations.


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          (b) All sums of money that are delivered to Bank pursuant to this
     Section 5 shall be deposited into an interest bearing account with Bank (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by Bank (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to Bank after consultation with Pledgor. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in the new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds of any thereof are hereinafter referred to as the "Cash Collateral."

          (c) Except as otherwise expressly provided in Section 15, Pledgor shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require Bank to part with Bank's possession of any instruments or other writings evidencing any Time Deposits.

     Section 6. Warranty of Title; Authority. Pledgor hereby represents and warrants that: (a) Pledgor has good and marketable title to the Collateral described in Section 1 hereof, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances or other adverse claims except the pledge, assignment and security interest created by this Agreement;
(b) Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge, assign and grant a security interest in all of the Collateral pursuant to this Agreement; and (c) the execution, delivery and performance hereof and the pledge and assignment of and granting of a security interest in the Collateral hereunder have been duly authorized by all necessary corporate or other action of Pledgor and do not contravene any law, rule or regulation or any provision of Pledgor's Certificate of Incorporation or by-laws or other governing documents or of any judgment, decree or order of any tribunal or of any agreement or instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or affected or constitute a default thereunder. Pledgor covenants that Pledgor will defend Bank's rights and security interest in the Collateral against the claims and demands of all persons whomsoever. Pledgor further covenants that Pledgor will have the title to and right to pledge and assign and grant a security interest in the Collateral hereafter pledged or assigned or in which a security interest is granted to Bank hereunder and will likewise defend Bank's rights, pledge, assignment and security interest thereof and therein.

     Section 7. Remedies.

          (a) If an Event of Default shall have occurred and be continuing, Bank shall thereafter have the following rights and remedies in addition to the rights and remedies of a secured party under the Uniform Commercial Code, all such rights and remedies being

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     cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Bank deems expedient:

               (i) Bank may demand, sue for, collect or make any compromise or settlement Bank deems suitable in respect of any of the Collateral;

               (ii) Bank may sell, resell, assign or deliver or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as Bank thinks expedient, all without demand for performance by Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

               (iii) Bank may cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees and, for such purpose, without limitation upon any other rights or remedies available to Bank, may give instructions to such effect to any issuer of any of the Collateral or any broker or other financial intermediary or book-entry custodian in possession of any of the Collateral or upon whose books any of the Collateral is then registered; and

               (iv) Bank may set off or otherwise apply against any of the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by Bank.

          (b) In the event of any disposition of any of the Collateral as provided in clause ii. of Section 7(a), Bank shall give to Pledgor at least five (5) Business Days' prior written notice of the time and place of any public sale of such Collateral or of the time after which any private sale or any other intended disposition is to be made. Pledgor hereby acknowledges that five (5) Business Days' prior written notice of such sale or other disposition shall be reasonable notice. Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Pledgor, the the fullest extent permitted by law). Bank may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, Bank may buy at private sale and make payments thereof by any means.

          (c) Bank may apply the cash proceeds actually received from any sale or other disposition or collection of any of the Collateral to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, including breakage costs or early withdrawal penalties relating to any Time Deposits, to reasonable attorneys' fees, travel and all other expenses which may be incurred by Bank in attempting to collect any of the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in the

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     Credit Agreement or in such order or preference as Bank may determine after proper allowance for any Obligations not then due. Only after such applications and the Obligations have been paid in full in cash, and after payment by Bank of any amount required by Section 9-504(1)(c) of the Uniform Commercial Code, need bank account to Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by the Pledgor or a person other than Pledgor, Pledgor waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the Uniform Commercial Code.

     Section 8. Marshalling. Bank shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of Bank's rights and remedies hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that Pledgor lawfully may, Pledgor hereby agrees that Pledgor will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may Pledgor hereby irrevocably waives the benefits of all such laws.

     Section 9. Pledgor's Obligations Not Affected. The obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any exercise or nonexercise, or any waiver, by Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any collateral security therefor (including this Agreement); (b) any amendment to or modification of the Credit Agreement or any of the Obligations;
(c) any amendment to or modification of any document, agreement or other instrument (other than this Agreement) evidencing or securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations or the liability of the Borrower therefor; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

     Section 10. Transfer, Etc. by Pledgor. Without the prior written consent of Bank, Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except for the pledge and assignment thereof and security interest therein provided for in this Agreement.

     Section 11. Further Assurances. Pledgor will do all such acts, and will furnish to Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate or other approvals and will do or cause to be done all such other things as Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure, preserve and protect the rights of Bank hereunder,

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all without any cost or expense to Bank. If Bank so elects, a photocopy of this
Agreement may at any time and from time to time be transmitted to any issuer of any of the Collateral or any broker or other financial intermediary or book-entry custodian in possession of any of the Collateral or on whose books any of the Collateral is registered or be filed by Bank as a financing statement in any recording office in any jurisdiction.

     Section 12. Bank's Exoneration. Under no circumstances shall Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral oF any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Bank shall not be required to take any action of any kind to collect, preserve or protect its or Pledgor's rights in any of the Collateral or against other parties thereto. Bank's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     Section 13. No Waiver, Etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Pledgor hereby waives acceptance and notice of acceptance of this Agreement and presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or any of the Collateral, and any and all other notices and demands whatsoever (except as expressly provided in the Credit Agreement).

     Section 14. Notice, Etc. All notices, requests, demands and other communications hereunder shall be made in the manner set forth in the Credit Agreement and, if to Pledgor, at Pledgor's address on the signature page hereof or at such other address as Pledgor may have provided to Bank by like notice.

     Section 15. Termination. Upon final payment and performance in full of all of the Obligations, this Agreement shall terminate and Bank shall, at Pledgor's request and expense, return such Collateral in the possession or control of Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by Bank hereunder.

     Section 16. Overdue Amounts. Until paid, all amounts due and payable by Pledgor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.


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     Section 17. Governing Law; Consent To Jurisdictions. THIS AGREEMENT IS
INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Pledgor by mail at the address referred to in Section 14 hereof. Pledgor hereby waives any objection that Pledgor may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     Section 18. Commercial Waiver. PLEDGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH BANK MAY DESIRE TO USE.

     Section 19. Waiver of Jury Trial. PLEDGOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART AND/OR IN THE ENFORCEMENT BY BANK OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. PLEDGOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY.

     Section 20. Waiver Of Damages. Except as prohibited by law, Pledgor waives any right which Pledgor may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Pledgor
(a) certifies that neither Bank nor any representative, agent or attorney of Bank has represented, expressly or otherwise, that Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement, Bank is relying upon, among other things, the waivers and certifications contained in this Section 20.

     Section 21. Miscellaneous. All section headings in this Agreement are for convenience and reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement and all rights and obligations hereunder shall be binding upon Pledgor and Pledgor's respective heirs, representatives, successors and assigns, and shall inure to the benefit of Bank and its successors and assigns, including any participant of Bank in the Obligations. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement

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shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, Pledgor and Bank have executed this Agreement as of the date first above written.

                                       GREENSTEEL, INC.



                                       By: /s/ Alan J. Nickerson
                                           -------------------------------------
                                           Alan J. Nickerson
                                           Chief Financial Officer and Secretary


                                       BANK OF BOSTON CONNECTICUT



                                       By: /s/ Roger J. Roche, Jr.
                                           -------------------------------------
                                           Roger J. Roche, Jr.
                                           Director

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